UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 5, 2012
                Date of Report (Date of earliest event reported)


                              VIKING MINERALS INC.
             (Exact name of registrant as specified in its charter)

           Nevada                       333-139482               98-0492900
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

             7558 W. Thunderbird
                  Suite 486
               Peoria, Arizona                                     85381
  (Address of principal executive offices)                       (Zip Code)

                                 (602) 885-9792
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 7. REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

REVERSE STOCK SPLIT

On May 21, 2012, the Board of Directors of Viking Minerals Inc., a Nevada corporation (the "Corporation") authorized and approved a reverse stock split of one foir for one thousand (1:1,000) of our total issued and outstanding shares of common stock (the "Stock Split"). The Stock Split was approved by the Board of Directors of the Company in the best interests of the Company and based upon consideration of certain factors including, but not limited to: (i) current trading price of the Company's shares of common stock on the OTC Bulletin Board and potential to increase the marketability and liquidity of the Company's common stock; (ii) possible reluctance of brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold in their own portfolios; and (iii) desire to meet future requirements of per-share price and net tangible assets and shareholders' equity relating to admission for trading on other markets. On May 21, 2012, the shareholders of the Company holding a majority of the total issued and outstanding shares approved via written consent the Stock Split.

The Stock Split was effectuated on July 5, 2012 upon filing the appropriate documentation with FINRA. The Stock Split decreased our total issued and outstanding shares of common stock from 108,000,000 to 108,000 shares of common stock. The common stock will continue to be $0.001 par value. The shareholder record date was May 21, 2012.

CERTIFICATE OF CHANGE

On June 13, 2012, the Corporation filed with the Nevada Secretary of State a certificate of change to the Articles of Incorporation to reflect no change in its authorized capital structure pertaining to the Stock Split. Therefore, as of the date of this Current Report, the Corporation's authorized capital structure remains at 400,000,000 shares of common stock, par value of $0.001.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


Not applicable.


(B) PRO FORMA FINANCIAL INFORMATION.


Not applicable.


(C) SHELL COMPANY TRANSACTION.


Not applicable.


(D) EXHIBITS.

3.1 Certificate of Change of Viking Minerals Inc. as filed with the Nevada Secretary of State on June 13, 2012.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VIKING MINERALS INC.


DATE: August 28, 2012                        /s/ Charles Irizarry
                                             -----------------------------------
                                      Name:  Charles Irizarry
                                      Title: President/Chief Executive Officer


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